U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): December 16, 2004

                              GAMEZNFLIX, INC.
           (Exact Name of Registrant as Specified in Its Charter)

          Nevada                          0-29113               54-1838089
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)

            1535 Blackjack Road, Franklin, Kentucky             42134
            (Address of Principal Executive Offices)          (Zip Code)

     Registrant's telephone number, including area code:  (270) 598-0385



           Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
FISCAL YEAR

     On December 16, 2004, the Registrant filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State (see Exhibit 3). This amendment, which did not require shareholder approval under the Registrant's current Articles of Incorporation, as amended, increased the authorized common stock of the company to 2,000,000,000.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GameZnFlix, Inc.



Dated: December 20, 2004               By: /s/ John Fleming
                                       John Fleming, Chief Executive Officer

                                    EXHIBIT INDEX

Number              Description

3 Certificate of Amendment to Articles of Incorporation, dated December 16, 2004 (filed herewith).

                               EX-3.1
    CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                      Certificate of Amendment to
                       Articles of Incorporation
                      For Nevada Profit Corporation
     (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1.  Name of corporation: GameZnFlix, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 is amended to read as follows:

Number of shares of common stock with par value: 2,000,000,000.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: Consent not required under Article 5.*

4.  Effective date of filing (optional):
_______________________________________________
(must not be later than 90 days after the certificate is filed)

5.  Officer Signature (required): /s/  John Fleming
                                  John Fleming, Chief Executive Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.